Exhibit 21.1

Subsidiary	State of Incorporation or Organization
2 PARAGON REALTY L.L.C	DE
3 ODELL REALTY L.L.C.	NY
3 PARAGON REALTY L.L.C.	DE
4 GATEHALL REALTY L.L.C.	NJ
4 SENTRY HOLDING L.L.C.	DE
4 SENTRY REALTY L.L.C.	DE
5 WOOD HOLLOW REALTY, L.L.C.	NJ
5/6 SKYLINE REALTY L.L.C.	NY
6 PARSIPPANY L.L.C.	NJ
9 CAMPUS REALTY L.L.C.	NJ
11 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
12 SKYLINE ASSOCIATES L.L.C.	NY
14/16 SKYLINE REALTY L.L.C.	NY
14 COMMERCE REALTY L.L.C.	NJ
20 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
25 COMMERCE REALTY, L.L.C.	NJ
78/PINSON PARTNERS L.L.C.	NJ
100 WILLOWBROOK REALTY L.L.C.	DE
120 PASSAIC STREET L.L.C.	NJ
201 WILLOWBROOK FUNDING L.L.C.	NJ
225 CORPORATE REALTY L.L.C.	NY
232 STRAWBRIDGE REALTY L.L.C.	NJ
300 HORIZON REALTY L.L.C.	NJ
300 TICE REALTY ASSOCIATES L.L.C.	NJ
400 CHESTNUT REALTY L.L.C.	NJ
400 RELLA REALTY ASSOCIATES L.L.C.	NY
461 FROM REALTY L.L.C.	NJ
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
500 WEST PUTNAM L.L.C.	CT
600 HORIZON CENTER L.L.C.	NJ
600 PARSIPPANY ASSOCIATES L.L.C.	NJ

795 FOLSOM REALTY ASSOCIATES L.P.	CA
1000 BRIDGEPORT REALTY L.L.C.	CT
1266 SOUNDVIEW REALTY L.L.C.	CT
1717 REALTY ASSOCIATES L.L.C.	NJ
AIRPORT PROPERTIES ASSOCIATES L.L.C.	NJ
BMP MOORESTOWN REALTY L.L.C.	NJ
BMP SOUTH REALTY L.L.C.	NJ
BRIDGE PLAZA REALTY ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-TREE REALTY ASSOCIATES L.P.	PA
CALI HARBORSIDE PLAZA I (FEE) ASSOCIATES L.P.	NJ
CENTURY PLAZA ASSOCIATES L.L.C.	NJ
CLEARBROOK ROAD ASSOCIATES L.L.C.	NY
COLLEGE ROAD REALTY L.L.C.	NJ
COMMERCENTER REALTY ASSOCIATES L.L.C.	NJ
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
CWLT ROSELAND EXCHANGE L.L.C.	NJ
D.B.C. REALTY L.L.C.	NJ
ELMSFORD REALTY ASSOCIATES L.L.C.	NY

EMPIRE STATE VEHICLE LEASING L.L.C.	NY
FIVE SENTRY REALTY ASSOCIATES L.P.	PA
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
HARBORSIDE HOSPITALITY CORP.	NJ
HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
KEMBLE PLAZA II REALTY L.L.C.	NJ
KEYSTONE VEHICLE LEASING L.L.C.	PA
KNIGHTSBRIDGE REALTY L.L.C.	NJ
LINWOOD REALTY L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C CALIFORNIA SERVICES, INC.	DE
M-C CAPITOL ASSOCIATES L.L.C.	DE
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C PENN MANAGEMENT TRUST	MD
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C RED BANK REALTY L.L.C.	NJ
M-C ROCKLAND PARTNERS L.P.	NY
MACK-CALI ADVANTAGE SERVICES CORPORATION	DE
MACK-CALI AIRPORT REALTY ASSOCIATES L.P.	PA
MACK-CALI B PROPERTIES, L.L.C.	NJ
MACK-CALI BRIDGEWATER REALTY L.L.C.	NJ
MACK-CALI BUILDING V ASSOCIATES L.L.C.	NJ
MACK-CALI BUSINESS CAMPUS ASSOCIATES, INC.	NJ
MACK-CALI CALIFORNIA DEVELOPMENT ASSOCIATES L.P.	CA
MACK-CALI CALIFORNIA PARTNERS L.P.	CA
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CHESTNUT RIDGE, L.L.C.	NJ

MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI D.C. MANAGEMENT CORP	DE
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI F PROPERTIES L.P.	NJ
MACK-CALI GLENDALE LIMITED PARTNERSHIP	AZ
MACK-CALI HAMILTON, L.L.C.	NJ
MACK-CALI HOLMDEL L.L.C.	DE
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI MATAWAN L.L.C.	NJ
MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C.	NJ
MACK-CALI MEADOWLANDS SPECIAL L.L.C.	NJ
MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI PLAZA I, L.L.C.	NJ
MACK-CALI PENNSYLVANIA REALTY ASSOCIATES L.P.	PA
MACK-CALI PROPERTY TRUST	MD
MACK-CALI RIVERSIDE REALTY L.L.C.	NJ
MACK-CALI SERVICES, INC.	NJ
MACK-CALI SHORT HILLS L.L.C.	NJ
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI SUB XV, TRUST	MD
MACK-CALI TAXTER ASSOCIATES L.L.C.	NY
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI WILLOWBROOK COMPANY L.L.C.	NJ
MACK-CALI WOODBRIDGE L.L.C.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MACK-CALI-R COMPANY NO. 1 L.P.	NJ
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MC HUDSON HOLDING L.L.C.	NJ
MC HUDSON REALTY L.L.C.	NJ
MC ONE RIVER GENERAL L.L.C.	NJ
MC ONE RIVER LIMITED L.L.C.	NJ

MC-SJP PINSON DEVELOPMENT, L.L.C.	DE
MID-WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MONUMENT 150 REALTY L.L.C.	DE
MONUMENT HOLDING L.L.C.	DE
MOORESTOWN REALTY ASSOCIATES L.L.C.	NJ
MOUNT AIRY REALTY ASSOCIATES L.L.C.	NJ
MOUNTAINVIEW REALTY L.L.C.	NJ
OFFICE ASSOCIATES L.L.C.	NJ
ONE RIVER ASSOCIATES	NJ
ONE SYLVAN REALTY, L.L.C.	NJ
PA UTILIPRO SOLUTIONS TRUST	MD
PALLADIUM REALTY L.L.C.	NJ
PARSIPPANY 4/5 REALTY L.L.C.	NJ
PARSIPPANY CAMPUS REALTY ASSOCIATES L.L.C.	NJ
PHELAN REALTY ASSOCIATES L.P.	CA
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.	NJ
PRINCETON JUNCTION METRO OFFICE CENTER ASSOCIATES, INC.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ
RAMLAND REALTY ASSOCIATES L.L.C.	NY
ROSELAND II L.L.C.	NJ
ROSELAND OWNERS ASSOCIATES L.L.C.	NJ
SENTRY PARK WEST L.L.C.	PA
SIX COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
STEVENS AIRPORT REALTY ASSOCIATES L.P.	PA
SYLVAN/CAMPUS REALTY L.L.C.	NJ

TALLEYRAND REALTY ASSOCIATES L.L.C.	NY
TERRI REALTY ASSOCIATES L.L.C.	NJ
THE HORIZON CENTER PROPERTY OWNERS ASSOCIATION, INC.	NJ
TRIAD REALTY ASSOCIATES L.L.C.	DE
TRIAD REALTY HOLDINGS L.L.C.	DE
U.S. UTILIPRO SOLUTIONS L.L.C.	DE
UTILIPRO SOLUTIONS, INC.	NJ
VAUGHN PARTNERS L.L.C.	NJ
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WEST AVENUE REALTY ASSOCIATES L.L.C.	CT
WESTAGE REALTY L.L.C.	NY
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY